Income Taxes	12 Months Ended
Mar. 31, 2011
Income Taxes [Abstract]
Income taxes

21.	Income taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2009	2010	2011

Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	(4,453)	45,290	143,917
Foreign subsidiaries	(170,502)	(18,378)	61,096

	(174,955)	26,912	205,013

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	34,631	42,723	60,514
Foreign subsidiaries	45,890	5,975	57,404

	80,521	48,698	117,918

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	(105,211)	(25,589)	365,665
Foreign subsidiaries	(48,051)	(9,151)	(58,244)

	(153,262)	(34,740)	307,421

Total income tax expense (benefit)	(72,741)	13,958	425,339

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended
	March 31
	2009	2010	2011

Statutory tax rate	(41.0)%	41.0%	41.0%
Non-deductible expenses	1.9	10.3	1.3
Income tax credits	11.4	(18.0)	(2.0)
Change in valuation allowances	12.9	4.7	174.5
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	(31.8)	5.8	1.5
Lower tax rate applied to life and non-life insurance business in Japan	0.8	(30.3)	(2.8)
Foreign income tax differential	0.5	(17.6)	(10.5)
Adjustments to tax accruals and reserves	(7.3)	16.2	4.5
Effect of equity in net income (loss) of affiliated companies	5.9	46.0	(2.8)
Other	5.1	(6.2)	2.8

Effective income tax rate	(41.6)%	51.9%	207.5%

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2010	2011

Deferred tax assets:
Operating loss carryforwards for tax purposes	242,172	316,856
Accrued pension and severance costs	130,508	103,674
Film costs	22,683	16,405
Warranty reserves and accrued expenses	74,528	69,240
Future insurance policy benefits	21,810	26,177
Accrued bonus	22,764	24,825
Inventory	31,608	35,989
Depreciation	37,553	35,128
Tax credit carryforwards	70,737	74,284
Reserve for doubtful accounts	9,243	8,404
Impairment of investments	42,948	33,743
Deferred revenue in the Pictures segment	17,579	19,254
Other	136,363	140,745

Gross deferred tax assets	860,496	904,724
Less: Valuation allowance	(117,486)	(463,702)

Total deferred tax assets	743,010	441,022

Deferred tax liabilities:
Insurance acquisition costs	(151,548)	(155,073)
Unbilled accounts receivable in the Pictures segment	(42,421)	(40,469)
Unrealized gains on securities	(38,792)	(33,101)
Intangible assets acquired through stock exchange offerings	(32,456)	(32,136)
Undistributed earnings of foreign subsidiaries and#@corporate joint ventures	(44,717)	(46,261)
Other	(96,674)	(109,903)

Gross deferred tax liabilities	(406,608)	(416,943)

Net deferred tax assets	336,402	24,079

The valuation allowance mainly relates to deferred tax assets of certain consolidated subsidiaries with operating loss carryforwards and tax credit carryforwards for tax purposes that are not more-likely-than-not to be realized. The net changes in the total valuation allowance were increases of 21,197 million yen, 282 million yen and 346,216 million yen for the fiscal years ended March 31, 2009, 2010 and 2011, respectively. The increases during the fiscal years ended March 31, 2009 and 2010 were due to the additional valuation allowances recorded on deferred tax assets for net operating loss carryforwards and tax credit carryforwards at certain subsidiaries. The increase during the fiscal year ended March 31, 2011 was primarily due to the additional valuation allowance recorded on deferred tax assets at Sony Corporation and its national tax filing group in Japan.

As a result of losses incurred in recent years, Sony Corporation in Japan, Sony Computer Entertainment America Inc. (“SCEA”) in the U.S., and the U.K. entities Sony Computer Entertainment Europe Limited and Sony Europe Limited are each in a three year cumulative pre-tax loss position. A cumulative loss position is considered significant negative evidence in assessing the realizability of a deferred tax asset that is difficult to overcome in determining that a valuation allowance is not needed against deferred tax assets. Sony Americas Holding Inc., the consolidated group of which SCEA is a member, also has significant deferred tax assets in the form of net operating losses and tax credit carryforwards and has incurred pre-tax losses in recent years.

Sony has concluded that with respect to the U.S. and U.K. entities, there is sufficient positive evidence to overcome this negative evidence when considering future forecasted income, the relatively long carryforward periods in the U.S. and U.K. and the use of tax planning strategies. The tax planning strategies include changes in tax depreciation and amortization methods, legal and operational restructuring in the U.K. and significant portions of Europe and the sales of certain assets that could realize the excess of appreciated value over the tax basis of those assets. Sony believes that the tax planning strategies coupled with future earnings forecasts of the historically profitable entities would produce sufficient taxable income in these entities to fully realize the deferred tax assets. Accordingly, no significant valuation allowance has been recorded for the U.S. or U.K. entities as of March 31, 2011.

Sony Corporation and its national tax filing group in Japan are in a three year cumulative loss position in the fiscal year ended March 31, 2011. In Japan, Sony Corporation files a standalone tax filing for local tax purposes and a consolidated national tax filing with its wholly owned Japanese subsidiaries for national tax purposes. As the national tax filing group only includes wholly owned subsidiaries, certain Japanese subsidiaries are excluded, the most significant of which are Sony Financial Holdings Inc. and its subsidiaries. Due to the three consecutive years of losses, and because the net operating losses in Japan have a relatively short carryforward period of 7 years, a limited number of years of the carryforward period remain. The first year of expiration of the remaining net operating losses in Japan would be 2014 for local tax and 2016 for national tax. Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available positive and negative evidence, it is more likely than not that such assets will not be realized. While the three year cumulative loss position and the remaining limited years in the carryforward period are significant negative evidence, there is positive evidence in the form of a history of taxable income and a history of utilizing assets before expiration, as well as the availability of tax strategies regarding the utilization of the deferred tax assets. However, based on the near term forecast including the anticipated impact of the Great East Japan Earthquake and the lesser weight provided to longer range forecasts when an entity is in a three year cumulative loss, Sony does not believe that the objectively verifiable positive evidence is sufficient to overcome the significant negative evidence of the three year cumulative loss. As the weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified, it is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objectively verifiable negative evidence of recent financial reporting losses. Accordingly, Sony, based on the weight of the available positive and negative evidence, established a valuation allowance of 362,316 million yen as of March 31, 2011.

Net deferred tax assets are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2010	2011

Current assets — Deferred income taxes	197,598	133,059
Other assets — Deferred income taxes	403,537	239,587
Current liabilities — Other	(28,212)	(42,340)
Long-term liabilities — Deferred income taxes	(236,521)	(306,227)

Net deferred tax assets	336,402	24,079

At March 31, 2011, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 1,056,601 million yen, and on the gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. (“SMEJ”) in a public offering to third parties in November 1991, as Sony does not anticipate any significant tax consequences on possible future disposition of its investment based on its tax planning strategies. The unrecognized deferred tax liabilities as of March 31, 2011 for such temporary differences can not be determined.

At March 31, 2011, Sony has operating loss carryforwards for tax purposes, the tax effect of which totaled 316,856 million yen, which will be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 62,720 million yen with no expiration period, substantially all of the total operating loss carryforwards expire at various periods between the fiscal years ending March 31, 2012 and 2018 and the remaining amounts expire in periods up to 20 years depending on the jurisdiction.

Tax credit carryforwards for tax purposes at March 31, 2011 amounted to 74,284 million yen. With the exception of 12,736 million yen with no expiration period, total available tax credit carryforwards expire at various dates primarily up to 10 years.

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2009	2010	2011

Balance at beginning of the fiscal year	282,098	276,627	229,228
Reductions for tax positions of prior years	(23,585)	(38,450)	(39,005)
Additions for tax positions of prior years	11,164	4,816	19,947
Additions based on tax positions related to the current year	68,848	10,873	41,201
Settlements	(13,267)	(5,921)	(1,478)
Lapse in statute of limitations	(921)	(1,506)	(7,770)
Foreign currency translation adjustments	(47,710)	(17,211)	(17,003)

Balance at end of the fiscal year	276,627	229,228	225,120

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	72,008	76,125	87,497

The major changes in the total gross amount of unrecognized tax benefit balances relate to the Bilateral Advance Pricing Agreements (“APAs”) filed for certain subsidiaries in the Consumer, Professional & Devices, Networked Products & Services and All Other segments with respect to their intercompany cross-border transactions. These APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Because these are government to government negotiations, it is reasonably possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2009, Sony reversed 1,956 million yen of interest expense and 389 million yen of penalties.

During the fiscal year ended March 31, 2010, Sony recorded 4,707 million yen of interest expense and 1,565 million yen of penalties. At March 31, 2010, Sony had recorded liabilities of 10,911 million yen and 4,668 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2011, Sony recorded 3,612 million yen of interest expense and reversed 261 million yen of penalties. At March 31, 2011, Sony had recorded liabilities of 14,523 million yen and 4,407 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months; however, Sony does not expect that change to have a significant impact on Sony’s financial position or results of operations.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2004 through 2010, and by the U.S. and other foreign taxing authorities for tax years from 1998 through 2010.